EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby severally constitute and appoint M.
S. Koly and Paul M. Feinstein, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 relating to the offer of shares of the Company's common stock, par value $0.01, pursuant to the Company's 1992 Incentive Stock Option Plan, its 1992 Non-Incentive Stock Option Plan, its 2000 Stock Option Plan, its 2001 Stock Option Plan and its 2004 Stock Incentive Plan, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      Signature                         Title                      Date
      ---------                         -----                      ----

/s/ M. S. KOLY                President and Chief Executive   October 21, 2004
-----------------------       Officer (Principal Executive
M. S. Koly                    Officer) and Director

/s/ PAUL M. FEINSTEIN         Chief Financial Officer         October 21, 2004
-----------------------       (Principal Financial
Paul M. Feinstein             and Accounting Officer)

/s/ SAMUEL HERSCHKOWITZ       Chairman and Director           October 21, 2004
-----------------------
Samuel Herschkowitz, M.D.

/s/ MARK A. CORIGLIANO        Director                        October 21, 2004
-----------------------
Mark A. Corigliano

/s/ DANIEL ISDANER            Director                        October 21, 2004
-----------------------
Daniel Isdaner

/s/ VICTOR NEVINS             Director                        October 21, 2004
-----------------------
Victor Nevins